                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)

                               ----------------

                              The Bank of New York
              (Exact name of trustee as specified in its charter)

                New York                               13-5160382
 (State of incorporation if not a U.S.    (I.R.S. employer identification no.)
             national bank)


                                                          10286
    One Wall Street, New York, N.Y.                    (Zip code)
    (Address of principal executive
                offices)

                               ----------------

                         Tyco International Group S.A.
              (Exact name of obligor as specified in its charter)

               Luxembourg                            Not Applicable
    (State or other jurisdiction of       (I.R.S. employer identification no.)
     incorporation or organization)


         6, avenue Emile Reuter
              Second Floor
           L-2420 Luxembourg
    (Address of principal executive                    (Zip code)
                offices)

                     Tyco International Ltd., as Guarantor
              (Exact name of obligor as specified in its charter)

                Bermuda                              Not Applicable
    (State or other jurisdiction of       (I.R.S. employer identification no.)
     incorporation or organization)


    The Zurich Centre, Second Floor
           90 Pitts Bay Road
        Pembroke HM 08, Bermuda
    (Address of principal executive                    (Zip code)
                offices)

                               ----------------

                             Senior Debt Securities
                      (Title of the indenture securities)

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 1. General information. Furnish the following information as to the Trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

Name                                                      Address
----                                                      -------
Superintendent of Banks of the State of New
 York                                        2 Rector Street, New York
                                             N.Y. 10006, and Albany, N.Y. 12203
Federal Reserve Bank of New York             33 Liberty Plaza,
                                             New York, N.Y. 10045
Federal Deposit Insurance Corporation        Washington, D.C. 20429
New York Clearing House Association          New York, New York 10005

  (b) Whether it is authorized to exercise corporate trust powers.

       Yes.

 2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

       None.

16. List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

  1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

  4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

  6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

  7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                   SIGNATURE

   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligiblility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 16th day of August, 2001.

                                          The Bank of New York

                                          By:   /s/ Mary Lagumina
                                             ----------------------------------
                                             Name: Mary Lagumina
                                             Title: Vice President

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

                                                                       EXHIBIT 7
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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                       Dollar
                                                                     Amounts In
                                                                      Thousands
ASSETS                                                               -----------
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin................ $ 2,811,275
  Interest-bearing balances.........................................   3,133,222
Securities:
  Held-to-maturity securities.......................................     147,185
  Available-for-sale securities.....................................   5,403,923
Federal funds sold and Securities purchased under agreements to
 resell.............................................................   3,378,526
  Loans and lease financing receivables:
  Loans and leases held for sale....................................      74,702
  Loans and leases, net of unearned income........37,471,621
  LESS: Allowance for loan and lease losses.......   599,061
  Loans and leases, net of unearned income and allowance............  36,872,560
Trading Assets......................................................  11,757,036
Premises and fixed assets (including capitalized leases)............     768,795
Other real estate owned.............................................       1,078
Investments in unconsolidated subsidiaries and associated
 companies..........................................................     193,126
Customers' liability to this bank on acceptances outstanding........     592,118
Intangible assets...................................................
  Goodwill..........................................................   1,300,295
  Other intangible assets...........................................     122,143
Other assets........................................................   3,676,375
                                                                     -----------
    Total assets.................................................... $70,232,359
                                                                     ===========
LIABILITIES
Deposits:
  In domestic offices............................................... $25,962,242
  Noninterest-bearing.............................10,586,346
  Interest-bearing................................15,395,896
  In foreign offices, Edge and Agreement subsidiaries, and IBFs.....  24,862,377
  Noninterest-bearing.............................   373,085
  Interest-bearing................................24,489,292
Federal funds purchased and securities sold under agreements to
 repurchase.........................................................   1,446,874
Trading liabilities.................................................   2,373,361
Other borrowed money:
  (includes mortgage indebtedness and obligations under capitalized
   leases)..........................................................   1,381,512
Bank's liability on acceptances executed and outstanding............     592,804
Subordinated notes and debentures...................................   1,646,000
Other liabilities...................................................   5,373,065
                                                                     -----------
    Total liabilities............................................... $63,658,235
                                                                     ===========

EQUITY CAPITAL
Common stock.......................................................   1,135,284
Surplus............................................................   1,008,773
Retained earnings..................................................   4,426,033
Accumulated other comprehensive income.............................       4,034
Other equity capital components....................................           0
                                                                    -----------
    Total equity capital...........................................   6,574,124
                                                                    -----------
    Total liabilities and equity capital........................... $70,232,359
                                                                    ===========

   I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Thomas J. Mastro,
                                     Senior Vice President and Comptroller

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi     ]
Gerald L. Hassell   ]   Directors
Alan R. Griffith    ]


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